                            UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC 20549
                             FORM 8-K
                          CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of report (Date of earliest event reported): June 8, 1995

             NAVISTAR FINANCIAL SECURITIES CORPORATION
      (Exact name of registrant as specified in its charter)

                     NAVISTAR FINANCIAL DEALER
                         NOTE MASTER TRUST
             (Issuer with respect to the Certificates)

       Delaware                 333-102345              36-3731520
    (State or Other              333-32960           (I.R.S. Employer
     Jurisdiction               (Commission         Identification No.)
   of Incorporation)           File Number)

                           2850 W. Golf Road
                    Rolling Meadows, Illinois 60008
      (Address of Principal Executive Offices, including Zip Code)

                          (847) 734-4000
       (Registrant's Telephone Number, Including Area Code)

                          Not Applicable
   (Former Name or Former Address, if Changed Since Last Report)

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Item 5.    Other Events

        On June 8, 1995, the Navistar Financial Dealer Note
Master Trust issued a series of certificates designated the
Floating Rate Dealer Note Asset Backed Certificates,
Series 1995-1. The principal characteristics of the Series 1995-1
Certificates are as follows:

Initial Invested Amount: $200,000,000
Subordinated Percentage: 15.5%
Specified Accumulation Period Commencement Date: November 1, 2003
Expected Payment Date: August 25, 2004
Series Termination Date: August 25, 2007

        The terms of the Series 1995-1 Certificates and the
definitions of  capitalized  terms  may be  found  in  the
Series 1995-1 Supplement to the Pooling and Servicing Agreement,
which is attached as an exhibit to this report.

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Item 7.    Financial Statements, Pro Forma Financial Statements
and Exhibits

Exhibit No.                            Description
Exhibit 4.1        Series 1995-1, dated as of June 8, 1995, to Pooling
                   and Servicing Agreement.

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                             SIGNATURE

        Pursuant to the requirements of the Securities Exchange
Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                NAVISTAR FINANCIAL SECURITIES
                                CORPORATION, as Co-Registrant and as
                                Seller on
                                behalf of the NAVISTAR FINANCIAL DEALER
                                NOTE MASTER TRUST, as Co-Registrant

Dated: December 12, 2003        By:/s/ANDREW J. CEDEROTH

                                      Andrew J. Cederoth
                                Its:  Vice President and Treasurer

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                         INDEX OF EXHIBITS
Exhibit No.                             Exhibit

Exhibit 4.1  Series 1995-1, dated as of June 8, 1995, to Pooling and
             Servicing Agreement.

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